UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2008

Oracle Healthcare Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51785	26-0126028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Greenwich Ave., 3rd Floor

Greenwich, Connecticut 06830

(Address of principal executive offices)

(203) 862-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Special Meeting Date and Record Date

On February 1, 2008, the Board of Directors (the “Board”) of Oracle Healthcare Acquisition Corp. (the “Company”) determined that the special meeting (the “Special Meeting”) of the Company’s stockholders to consider and vote on the proposed merger of PTI Acquisition Sub., Inc., a wholly owned subsidiary of the Company, with and into Precision Therapeutics, Inc. (“PTI”), whereby PTI would become a wholly owned subsidiary of the Company (the “Merger”), will be held at 10:00 AM, local time, on March 4, 2008 at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019. The Board also determined the record date for the determination of stockholders of the Company entitled to receive notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof will be the close of business on February 11, 2008.

Piper Jaffray Engagement Letter

On February 1, 2008, the Company and Piper Jaffray & Co. (“Piper Jaffray”) entered into an engagement letter (the “Engagement Letter”) pursuant to which Piper Jaffray agreed to provide certain services in connection with the Merger. The services to be provided by Piper Jaffray pursuant to the Engagement Letter include the identification of potential new investors in issued and outstanding shares of Company common stock, the coordination of meetings with potential investors, the preparation of management presentation materials, assistance in preparing for due diligence reviews by potential investors and the execution, as agent, of purchases by investors, and related sales, of outstanding Company common stock.

Pursuant to the Engagement Letter, the Company will pay Piper Jaffray fees equal to $750,000 upon the closing of the Merger, if any. The Company will also reimburse Piper Jaffray for its reasonable and documented out-of-pocket expenses, including reasonable fees and disbursements of counsel, and reasonable allocation of database, courier and communication costs, whether or not the Merger is successfully closed.

This Item 8.01 contains a brief summary of the Engagement Letter. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Engagement Letter, which is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description:
Exhibit 99.1	Engagement Letter, dated February 1, 2008, between Oracle Healthcare Acquisition Corp. and Piper Jaffray & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE HEALTHCARE ACQUISITION CORP.

Date: February 4, 2008	By:	/s/ Joel D. Liffmann
	Name:	Joel D. Liffmann
	Title:	President and Chief Operating Officer

INDEX TO EXHIBITS

Exhibit No.	Description:
Exhibit 99.1	Engagement Letter, dated February 1, 2008, between Oracle Healthcare Acquisition Corp. and Piper Jaffray & Co.